UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2020
_______________________
Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Due to the exceptional circumstances related to the COVID-19 global pandemic, Les Laboratoires Servier SAS and Institut de Recherches Internationales Servier SAS (collectively, “Servier”) has informed Allogene Therapeutics, Inc. (“Allogene”) of its decision to halt recruitment in the PALL and CALM clinical trials evaluating UCART19 in patients with relapsed or refractory acute lymphoblastic leukemia (“R/R ALL”).

Under the Allogene and Servier collaboration aiming to develop allogeneic chimeric antigen receptor (“CAR”) T cell therapies directed at CD19 using Cellectis TALEN technology, licensed to Servier, Servier is the sponsor of the Phase 1 clinical trials of UCART19 for patients with R/R ALL while Allogene is the sponsor of the Phase 1 clinical trial of ALLO-501 (the “ALPHA trial”) for patients with relapsed or refractory non-Hodgkin lymphoma (“R/R NHL”).

At this time, Allogene is continuing to enroll R/R NHL patients in the ALPHA trial and expects to report initial data from the trial in the second quarter of 2020. Allogene is also continuing to enroll patients with relapsed or refractory multiple myeloma in the Phase 1 clinical trial of ALLO-715 (the “UNIVERISAL trial”). However, enrollment of new patients in both the ALPHA trial and UNIVERSAL trial and the ability to conduct patient follow-up will likely be impacted by the COVID-19 pandemic.

In addition, in response to the spread of COVID-19 and state and local orders, we have closed our headquarters with our administrative employees continuing their work outside of our offices and limited the number of staff in any given research and development laboratory. Construction of our manufacturing facility in Newark, California, has also been interrupted and may in the future be interrupted due to the COVID-19 pandemic.

The exact timing of delays and overall impact to our business, preclinical studies and clinical trials is currently unknown, and we are monitoring the COVID-19 outbreak as it continues to rapidly evolve.

Supplemental Risk Factor

In light of recent developments relating to the COVID-19 global pandemic, Allogene is supplementing the risk factors previously disclosed in Item 1A. of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 27, 2020, to include the following risk factor under the heading “Risks Related to our Business and Industry”:

The COVID-19 outbreak and global pandemic could adversely impact our business, including our preclinical studies and clinical trials.

Public health crises such as pandemics or similar outbreaks could adversely impact our business. In December 2019, a novel strain of coronavirus, SARS-CoV-2, which causes coronavirus disease 2019 (COVID-19), surfaced in Wuhan, China. Since then, COVID-19 has spread to multiple countries, including the United States and Europe. As a result of the COVID-19 outbreak, or similar pandemics, and government response to pandemics, we have and may in the future experience disruptions that could severely impact our business, preclinical studies and clinical trials, including:

•delays or difficulties in enrolling patients in our clinical trials;

•interruption of key clinical trial activities, such as clinical trial site data monitoring and efficacy, safety and translational data collection, processing and analyses, due to limitations on travel imposed or recommended by federal, state or local governments, employers and others or interruption of clinical trial subject visits, which may impact the collection and integrity of subject data and clinical study endpoints;

•delays or difficulties in initiating or expanding clinical trials, including delays or difficulties with clinical site initiation and recruiting clinical site investigators and clinical site staff;

•increased rates of patients withdrawing from our clinical trials following enrollment as a result of contracting COVID-19 or being forced to quarantine;

•diversion of healthcare resources away from the conduct of clinical trials, including the diversion of hospitals serving as our clinical trial sites and hospital staff supporting the conduct of our clinical trials;

•delays or disruptions in preclinical experiments and investigational new drug application-enabling studies due to restrictions of on-site staff and unforeseen circumstances at contract research organizations and vendors;

•interruption or delays in the operations of the U.S. Food and Drug Administration and comparable foreign regulatory agencies;

•interruption of, or delays in receiving, supplies of our product candidates from our contract manufacturing organizations due to staffing shortages, production slowdowns or stoppages and disruptions in delivery systems;

•interruption or delays in our capital projects, including construction of our manufacturing facility in Newark, California; and

•limitations on employee resources that would otherwise be focused on the conduct of our preclinical studies and clinical trials, including because of sickness of employees or their families, the desire of employees to avoid contact with large groups of people, an increased reliance on working from home or mass transit disruptions.

These and other factors arising from the COVID-19 pandemic could worsen in countries that are already afflicted with COVID-19, could continue to spread to additional countries, or could return to countries where the pandemic has been partially contained, each of which could further adversely impact our ability to conduct clinical trials and our business generally, and could have a material adverse impact on our operations and financial condition and results. State and local government response to the pandemic has included "shelter in place", "stay at home" and similar types of orders, which have limited travel and business operations in our location, the location of our clinical trial sites, and the location of key vendors, including our contract manufacturing organization. While we, our clinical trials sites and certain of our vendors, including our contract manufacturing organization, are currently exempt from the orders for certain operations, any of the applicable exemptions may be curtailed or revoked, which would further adversely impact our business.

In addition, the trading prices for our common stock and other biopharmaceutical companies have been highly volatile as a result of the COVID-19 pandemic. As a result, we may face difficulties raising capital through sales of our common stock or such sales may be on unfavorable terms.

The COVID-19 outbreak continues to rapidly evolve. The extent to which the outbreak may impact our business, preclinical studies and clinical trials will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and actions to contain the outbreak or treat its impact, such as social distancing and quarantines or lock-downs in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.

Please also refer to the complete Item 1A of Allogene's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2020 for additional risks and uncertainties facing Allogene that may have a material adverse effect on Allogene's business prospects, financial condition and results of operations.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Allogene intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements regarding the timing of enrollment in its clinical trials, delays in the commencement of its planned clinical trials, non-clinical experiments and investigational new drug application-enabling studies, its development strategy for its product candidates, the timing, progress and results of clinical trials, preclinical studies and other research and development activities and the potential utility of its product candidates, and the impact of COVID-19 on its preclinical studies, clinical trials, business, financial condition and results of operations, reflect Allogene’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to Allogene and on assumptions it has made. Although Allogene believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, Allogene can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the Risk Factors section of Allogene’s most recent Annual Report on Form 10-K and its other Securities and Exchange Commission filings. Moreover, Allogene operates in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of Allogene’s management as of the date of this Current Report on Form 8-K, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, Allogene assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: March 27, 2020